Kraft Foods Barclays Capital Back-to-School Conference September 7, 2011 Exhibit 99.2

Irene Rosenfeld Chairman and CEO

Forward-looking statements
This slide presentation contains a number of forward-looking statements. The words “believe,”
“expect,” “anticipate,” “optimistic,” “intend,” “plan,” “goals,” “may,” “aim,” “will” and similar expressions are intended to identify our forward-looking statements. Examples of forward-
looking statements include, but are not limited to, statements we make regarding being well-
positioned for sustainable growth; two distinct portfolios poised for peak performance; top-line growth; 2011 guidance; top-tier organic revenue growth; EPS growth; North America Grocery business description and performance; position within the new reality of the U.S. food industry;
Global Snacks business description, ranking, geographic profile and performance; benefits from creating two independent entities; and what’s next. These forward-looking statements involve risks and uncertainties, many of which are beyond our control, and important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, increased competition, pricing actions, continued volatility and increases in commodity costs, increased costs of sales, our indebtedness and our ability to pay our indebtedness, risks from operating globally, our failure to successfully execute in emerging markets, our failure to create two success independent companies and tax law changes. For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this slide presentation, except as required by applicable law or regulation.

Why now? • Well-Positioned for Sustainable Growth • Two Distinct Portfolios Poised for Peak Performance 4

Three key ingredients to sustainable growth
• Fix our base
–
Rewire the organization
–
Rejuvenate our brands

Kraft Foods Base Business
(1)
% of Products Preferred to Competition
(1) Excludes Cadbury.
Source:  Kraft Foods.

Three key ingredients to sustainable growth • Fix our base • Transform the portfolio – Strengthen North American business – Build a global snacks powerhouse 6

Three key ingredients to sustainable growth
• Fix our base
• Transform the portfolio
• Make Virtuous Cycle
work in each region
–
Sustainable, top-tier growth

Focus on Power
Brands,
Categories,
Markets
Drive Top-Tier
Growth
Reduce Costs Leverage Overheads
Reinvest in
Growth

Top-line growth accelerating in each region

Organic Net Revenue Growth*
North America Developing Markets Europe
* For 2010, reflects Combined Organic Net Revenue growth.  Reported Net Revenue growth for 2010 were as follows: North America,
8.8%; Europe, 32.6%; Developing Markets, 71.1%.  Reported Net Revenue growth for H1 2011 were as follows:  North America,
3.4%; Europe, 18.9%; Developing Markets, 23.1%.  See GAAP to Non-GAAP reconciliation at the end of this presentation.
1.1%
3.1%
2010 H1 2011
9.5%
11.6%
2010 H1 2011
2.3%
5.4%
2010 H1 2011

Strong H1 operating momentum
in each geography
• Executed necessary pricing
–
Quickly responded to higher input costs
• Winning with consumers
–
Focused brand investments, innovation and improved
marketing
–
Solid share performance while pricing earlier than competition
• Grew profit dollars versus difficult comparisons
–
Driving End-to-End Cost Management
–
Funding strong increase in A&C

Snacks portfolio up more than 6% in H1
*
• Global Biscuits +7% through H1
*
–
Developing Markets up strong double-digits
–
Oreo +22%, Chips Ahoy! +18%, Club Social +35%
• Global Chocolate +9% through H1
*
–
Developing Markets up low-to-mid teens
–
Cadbury Dairy Milk +13%, Lacta +18%, Cadbury Flake +13%
• Global Gum & Candy +2% through H1
*
–
Developing Markets up high single-digits
–
Fixing developed markets through advertising, innovation
and price points

* Reflects H1 2011 Organic Net Revenue Growth.  Reported H1 2011 Net Revenue growth was 16.7% for Snacks, 10% for
Biscuits and  22.5% for Confectionery, which is comprised of 26.2% for Chocolate, 24.3% for Gum & Candy and (37.1)% for
Other Confectionery.  See GAAP to Non-GAAP reconciliation at the end of this presentation.

Increased 2011 guidance with Q2 results
• Organic Net Revenue growth of at least 5%
–
Taking additional pricing to address climbing input costs
• Operating EPS of at least $2.25
–
Delivering strong operating results
–
Reflecting year-to-date currency benefit

Delivering top-tier organic revenue growth

1 ConAgra 9.5% 1 General Mills 8.5% 1 Danone 6.9% 1 Danone 6%-8%
2 Danone 8.4% 2 ConAgra 7.7% 2 Hershey 6.1% 2 PepsiCo 6%-8%
3 Nestlé 8.3% 3 Heinz 5.5% 3 Coca-Cola 6.0% 3 Nestlé 6%
4 General Mills 8.2% 4 Nestlé 4.1% 4 Nestlé 6.0% 4 Hershey ~6%
5 Heinz 6.9% 5 Coca-Cola 4.0% 5 General Mills 4.0% 5 Coca-Cola 5%-6%
6 Kraft Foods 6.7% 6 Hershey 4.0% 6 Kraft Foods 3.5/3.7% 6 Kraft Foods 5%+
7 PepsiCo 6.6% 7 PepsiCo 4.0% 7 PepsiCo 3.5% 7 Sara Lee 4.9%
8 Coca-Cola 5.7% 8 Danone 3.2% 8 Heinz 2.1% 8 Kellogg 4%-5%
9 Kellogg 5.4% 9 Campbell 3.0% 9 ConAgra (0.8)% 9 General Mills 2.0%
10 Sara Lee 4.6% 10 Kellogg 3.0% 10 Kellogg (1.3)% 10 Heinz 1.9%
11 Hershey 3.4% 11 Sara Lee 2.7% 11 Campbell (2.0)% 11 ConAgra 1.1%
12 Campbell 3.0% 12 Kraft Foods 1.5% 12 Sara Lee (2.8)% 12 Campbell (2.0)%
(1) Reported Net Revenue growth was 27.0%; Combined Organic Net Revenue Growth was 3.5%; Kraft Foods Base Organic Net
Revenue growth was 3.7%. See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2) Per company reports.
(3) PepsiCo reflects the company’s medium-term target.  Coca-Cola reflects the company’s long-term target.
(4) As reported.
Organic Revenue Growth (Fiscal Year)
*
2008 2009 2010 2011E
(2)
(1)
(4)
(4)
(4)
(4)
(3)
(3)
*  Source:  Thomson First Call.

Poised to improve EPS growth versus peers

1 ConAgra 32.9% 1 Hershey 15.4% 1 Hershey 17.5% 1 Kraft Foods 11.4%+
2 Sara Lee 19.3% 2 General Mills 13.1% 2 General Mills 15.6% 2 Coca-Cola 11.2%
3 Coca-Cola 16.7% 3 Heinz 10.3% 3 ConAgra 14.5% 3 Hershey 11.0%
4 General Mills 10.7% 4 Kraft Foods 8.0% 4 Coca-Cola 14.1% 4 Danone 10.3%
5 Heinz 10.5% 5 Campbell 6.2% 5 PepsiCo 11.3% 5 General Mills 7.8%
6 PepsiCo 8.9% 6 Kellogg 5.7% 6 Campbell 11.3% 6 PepsiCo 7.7%
7 Kellogg 8.3% 7 PepsiCo 0.8% 7 Nestlé 7.4% 7 Heinz 7.3%
8 Campbell 7.2% 8 Nestlé 0.7% 8 Danone 5.4% 8 Kellogg 5.8%
9 Nestlé 4.0% 9 Danone (0.8)% 9 Kraft Foods 4.7% 9 Sara Lee 2.6%
10 Kraft Foods 3.3% 10 Coca-Cola (2.9)% 10 Kellogg 4.4% 10 Campbell 0.8%
11 Danone 1.2% 11 Sara Lee (15.2)% 11 Heinz (1.0)% 11 ConAgra 0.6%
12 Hershey (9.6)% 12 ConAgra (20.0)% 12 Sara Lee (9.5)% 12 Nestlé (7.8)%
2008 2009 2010 2011E
Operating EPS Growth
(1)
(2)
(4)
(4)
(4)
(4)
(3)
(1)
Source:  Thomson First Call.
(2)
Represents Operating EPS.  Reported Diluted EPS declined 23.8%.  See GAAP to Non-GAAP reconciliation at the end
(3)
Based on Operating EPS guidance of at least $2.25.
(4)
As reported.
of this presentation.

Well-positioned to deliver top-tier growth 14 Focus on Power Brands, Categories, Markets Drive Top-Tier Growth Reduce Costs Leverage Overheads Reinvest in Growth

Why now? • Well-Positioned for Sustainable Growth • Two Distinct Portfolios Poised for Peak Performance 15

Significant differences in operating models of
NA Grocery and Global Snacks

North American
Grocery
Global
Snacks
Categories/Brands Regional Global
Products Everyday Staples
Ubiquitous,
Discretionary
Store Presence Center of Store
Snacking Aisle,
End Caps, Hot Zone
Sales & Distribution Warehouse DSD, High Touch
Cost Structure Low, Variable High, Fixed
Selling Costs Modest High

KRAFT

Maxwell House

Oscar Mayer

KRAFT macaroni & cheese

JELL-O

KRAFT PHILADELPHIA

CAPRISUN

Miracle Whip

OREO

Cadbury

Milka

LU

Trident

TANG

JACOBS

kraft foods

17 Two strong portfolios with unique drivers of success North American Grocery Global Snacks

North American Grocery will be a major force
in the industry

U.S.
Beverages
17%
$16 Billion in Revenues
*
U.S. Cheese
22%
U.S.
Convenient
Meals
19%
U.S. Grocery
22%
Canada &
NA Foodservice
20%
Significant scale across categories
— #3 in size to Nestle and PepsiCo
#1 in ~80% of categories
— Four $1B+ brands…
Kraft, Maxwell
House, Oscar Mayer, Philadelphia
— Three $500MM-$1B brands
— Fourteen $100MM-$500MM brands
Biggest and best grocery sales
force in U.S.
— Highest rated in Cannondale and
Kantar
— Gaining share with key customers
* Based on 2010 reported net revenues adjusted for accounting calendar changes and divestitures, including the Starbucks CPG business.

Well-positioned within the new reality
of the U.S. food industry

* Excludes Cookies, Crackers and Snack Nuts
Source:  Nielsen.
’07-’09
CAGR
2010
5.3%
1.9%
Kraft Foods Categories
*
’07-’09
CAGR
2010
5.0%
0.3%
Total U.S. Food & Beverage

North American Grocery will deliver consistent
growth, significant free cash flow

• Moderate growth in line with categories
–
Innovation and marketing excellence
–
Disciplined portfolio management
–
Grocery channel scale
• Strong margins with upside opportunity
–
Trade spend optimization
–
Lean Six Sigma
–
Negative overhead growth
–
High dividend payout, growing dividend over time
Substantial free cash generation •

Global Snacks will be the pre-eminent player
in snacking worldwide

#1 player in global snacks
— #1 in Biscuits
— #1 in Chocolate
— #2 in Gum
Strong stable of global and
local icons
— Eight $1B+ brands …
Cadbury, Jacobs,
LU, Milka, Nabisco, Oreo, Tang, Trident
— Six $500MM-$1B brands
— Nearly 40 $100MM-$500MM brands
Beverages to drive strong growth
with high margins
*   Based on 2010 reported net revenues adjusted for accounting calendar changes and divestitures.
** Includes salted snacks
Chocolate
26%
$32 Billion in Revenues
*
Gum &
Candy
16%
Biscuits
**
33%
Beverages
16%
Cheese &
Grocery
9%
•
•
•

(1)
Global Snacks will rank among the leading
CPG players in developing markets

Avon
Percentage of Revenues from Developing Markets
Colgate P&G Danone Kimberly
Clark
Heinz PepsiCo Coca-
Cola
Campbell
Soup
Nestlé Clorox Sara Lee Unilever Kellogg General
Mills
68%
53%
50%
49%
42%
39%
35%
34%
32%
31%
23%
21%
17%
14%
11%
8%
(1)
Reflects the percentage of revenues from Developing Markets of the proposed Global Snacks company.
Source:  Company reports and presentations, reflecting the following:  Avon - Emerging & developing markets per CAGNY 2011 presentation; Unilever -
Emerging markets per 2010 annual report; Colgate - Emerging markets per CAGNY 2011 presentation; Danone - Emerging markets pro forma for Unimilk per 2010 results presentation; Nestle - Emering markets approaching 40% of sales per full year 2010 results roadshow; P&G - Developing markets per fiscal
2011 10-K; Coca-Cola - Pacific, Latin America, Eurasia & Africa excluding Bottling Investments; Kimberly-Clark - Asia, Latin America and Other; PepsiCo -
Emerging markets pro forma for Wimm-Bill-Dann per CAGNY 2011 presentation; Heinz - Emerging markets per Q1 2012 earnings release; Campbell -
Australia/Asia Pacific, Other; Sara Lee - Other; Kellogg - Latin America, Asia Pacific; General Mills - Asia Pacific, Latin America.

Latin
America
CEEMA
Asia
Pacific
Europe
36%
North
America
22%
Developing
Developing
Markets
Markets
42%
42%
$32 Billion in Revenues
*
Well-balanced Developing
Markets presence
— Scale and profitable growth in key
developing markets
Strong presence, prospects in
Europe
— Significant synergies, whitespace
opportunities
Lower-than-average exposure
to North America
— Instant Consumption Channel
expansion
*   Based on 2010 reported net revenues adjusted for accounting calendar changes and divestitures.
•
•
•
Global Snacks’ geographic profile is
unique within consumer products

Global Snacks will deliver exceptional growth

• Industry-leading growth
–
Global product platforms
–
Developing Market presence
–
Instant Consumption Channels
–
Whitespace opportunities
• Leverage cost structure to drive margin gains
–
Volume growth and improved product mix
Reinvest to support future growth
Top-tier EPS growth plus a modest dividend
•
•

Several important benefits from
creating two independent entities
• Enable focus on distinct strategic priorities
–
Customize operating models, cultures, organizational
structures
• Optimize resource allocation and capital deployment
–
North American Grocery resources dedicated to the
Grocery business
• Increase transparency for shareholders
–
Value each business versus respective peer set
–
Expand shareholder base

What’s Next • Continue to report as one company • Tax Rulings by early Q2 • Initial Form 10 filing during Q2 • Complete transaction no later than Dec. 31, 2012 26

27 Summary • Strong business momentum • Virtuous cycle at work in every region • Taking next logical step in evolution of Kraft Foods

GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Impact of
Divestitures
Impact of
Acquisitions
Impact of
Integration
Program
Impact of
Currency
Base Kraft
Foods
Organic
(Non-GAAP)
Impact of
Acquisitions -
Cadbury
(1)
Divestitures -
Cadbury's
Poland and
Romania
Operations
(1)
Impact of
Currency -
Cadbury
(1)
Cadbury
Organic
(Non-GAAP)
(1)
Combined
Organic
(Non-GAAP)
As Reported
(GAAP)
Base Kraft
Foods Organic
(Non-GAAP)
Cadbury
Organic
(Non-GAAP)
(1)
Combined
Organic
(Non-GAAP)
2010
Kraft Foods North America 23,966 $     (21) $           (1,498) $      - $              (251) $         22,196 $     1,498 $       - $                 (35) $           1,463 $            23,659 $     8.8% 1.1% 0.8% 1.1%
Kraft Foods Europe 11,628 - (2,892) - 267 9,003 2,892 - 91 2,983 11,986 32.6% 2.9% 0.7% 2.3%
Kraft Foods Developing Markets 13,613 - (4,753) 1 15 8,876 4,753 (105) (302) 4,346 13,222 71.1% 11.8% 5.1% 9.5%
Kraft Foods 49,207 $     (21) $           (9,143) $      1 $             31 $            40,075 $     9,143 $       (105) $          (246) $         8,792 $            48,867 $     27.0% 3.7% 2.9% 3.5%
2009
Kraft Foods North America 22,030 $     (80) $           - $              - $              - $              21,950 $     1,452 $       - $                 - $              1,452 $            23,402 $
Kraft Foods Europe 8,768 (15) - - - 8,753 2,961 - - 2,961 11,714
Kraft Foods Developing Markets 7,956 (14) - - - 7,942 4,341 (207) - 4,134 12,076
Kraft Foods 38,754 $     (109) $         - $              - $              - $              38,645 $     8,754 $       (207) $          - $              8,547 $            47,192 $
(1)
Net Revenues to Combined Organic Net Revenues
For the Twelve Months Ended December 31,
($ in millions, except percentages)  (Unaudited)
Add back: % Change
Kraft Foods acquired Cadbury plc on February 2, 2010.  Cadbury data, shown above, is for February through December 2010 and 2009, adjusted from IFRS to U.S. GAAP and translated to US$ from local countries' currencies.
Cadbury 2009 data is presented on a combined company, pro forma basis.

GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Impact of
Divestitures
(1)
Impact of
Acquisitions
(2)
Impact of
Accounting
Calendar
Changes
Impact of
Currency
Organic
(Non-GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
2011
Kraft Foods North America 12,254 $     (91) $                 (117) $            - $              (92) $           11,954 $     3.4% 3.1%
Kraft Foods Europe 6,541 - (201) (226) (364) 5,750 18.9% 5.4%
Kraft Foods Developing Markets 7,656 - (379) (90) (352) 6,835 23.1% 11.6%
Kraft Foods 26,451 $     (91) $                 (697) $            (316) $         (808) $         24,539 $     12.2% 5.9%
2010
Kraft Foods North America 11,849 $     (258) $              - $                  - $              - $              11,591 $
Kraft Foods Europe 5,502 - - (45) - 5,457
Kraft Foods Developing Markets 6,220 (80) - (18) - 6,122
Kraft Foods 23,571 $     (338) $              - $                  (63) $           - $              23,170 $
(1)
Impact of divestitures includes Starbucks CPG business.
(2)
Impact of acquisitions reflects the incremental January 2011 operating results from our Cadbury acquisition.
Net Revenues to Organic Net Revenues
For the Six Months Ended June 30,
($ in millions, except percentages) (Unaudited)
% Change

GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Impact of
Divestitures
Impact of
Acquisitions
(2)
Impact of
Accounting
Calendar
Changes
Impact of
Currency
Organic
(Non-GAAP)
As Reported
(GAAP)
Organic
(Non-GAAP)
2011
Biscuits 5,776 $              - $                    - $                    (99) $                 (128) $            5,549 $        10.0% 6.9%
Confectionery
Chocolate 4,513 - (285) (43) (259) 3,926 26.2% 9.4%
Gum & Candy 2,710 - (379) 15 (131) 2,215 24.3% 1.6%
Other Confectionery 178 - (5) (3) (6) 164 (37.1)% (14.6)%
7,401 - (669) (31) (396) 6,305 22.5% 5.8%
Snacks
(1)
13,177 $            - $                    (669) $              (130) $               (524) $            11,854 $      16.7% 6.3%
2010
Biscuits 5,252 $              - $                    - $                    (59) $                 - $                  5,193 $
Confectionery
Chocolate 3,577 11 - - - 3,588
Gum & Candy 2,180 - - - - 2,180
Other Confectionery 283 (91) - - - 192
6,040 (80) - - - 5,960
Snacks
(1)
11,292 $            (80) $                 - $                    (59) $                 - $                  11,153 $
(1)
Snacks is defined as the combination of the Biscuits sector, which includes cookies, crackers and salted snacks, and the Confectionery sector, which includes chocolate, gum & candy and other confectionery.
(2)
Impact of acquisitions reflects the incremental January 2011 operating results from our Cadbury acquisition.
Net Revenues to Organic Net Revenues by Consumer Sector
For the Six Months Ended June 30,
($ in millions, except percentages) (Unaudited)
Kraft Foods
% Change

GAAP to Non-GAAP Reconciliation
As Reported
(GAAP)
Integration
Program
Costs
(1)
Acquisition-
Related Costs
(2)
and Financing
Fees
(3)
U.S. Health
Care Legislation
Impact on
Deferred Taxes
Operating
(Non-GAAP)
As Reported
EPS Growth
from
Continuing
Operations
(GAAP)
Operating
EPS Growth
(Non-GAAP)
2010
Diluted EPS
- Continuing operations 1.44 $             0.29 $          0.21 $                 0.08 $             2.02 $          (23.8)% 4.7%
- Discontinued operations 0.95
- Net earnings attributable to Kraft Foods 2.39 $
2009
Diluted EPS
- Continuing operations 1.89 $             - $            0.04 $                 1.93 $
- Discontinued operations 0.14
- Net earnings attributable to Kraft Foods 2.03 $
(1)
Integration Program costs are defined as the costs associated with combining the Kraft Foods and Cadbury businesses, and are separate from those costs associated with the acquisition.
(2)
Acquisition-related costs include transaction advisory fees, UK stamp taxes and the impact of the Cadbury inventory revaluation.
(3)
Acquisition-related financing fees include hedging and foreign currency impacts associated with the Cadbury acquisition and other fees associated with the Cadbury bridge facility.
% Growth
Diluted Earnings per Share to Operating EPS
For the Twelve Months Ended December 31,
(Unaudited)